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                                                                    EXHIBIT 10.9

                        SIXTH AMENDMENT TO LOAN AGREEMENT

            This Sixth Amendment to Loan Agreement is effective as of June 30, 2004, by and between DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company (together with its successors and assigns, the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (together with its successors and assigns, the "Lender").

                                    RECITALS:

            A. Borrower and the Lender entered that certain Loan Agreement dated June 4, 1999, as amended by that certain First Amendment to Loan Agreement dated as of July 1, 2002, as amended by that certain Second Amendment to Loan Agreement dated as of October 1, 2002, as amended by that certain Third Amendment to Loan Agreement dated as of January 1, 2003, as amended by that certain Fourth Amendment to Loan Agreement dated as of June 18, 2003, and as further amended by that certain Fifth Amendment to Loan Agreement dated July 1, 2003 (the "Agreement"). Unless otherwise defined in this Sixth Amendment, capitalized terms shall have the meaning given to them in the Agreement.

            B. The Borrower and the Lender desire to amend the Agreement and have agreed to execute this Sixth Amendment to evidence such modification.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Agreement as follows:

            1. Paragraph 1.1, "Maturity Date" is hereby amended by changing the date to "January 1, 2005".

            Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

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            IN WITNESS WHEREOF, the Borrower and the Lender have caused this
Sixth Amendment to be properly executed by their respective duly authorized officers as of the date first above written.

                                         DIVERSICARE ASSISTED LIVING SERVICES
                                         NC I, LLC, a Delaware limited
                                         liability company

                                         By: Diversicare Assisted Living
                                             Services NC, LLC
                                         Its: Sole Member

                                            By: /s/ Glynn Riddle
                                                --------------------------------
                                                Glynn Riddle, Vice President
                                                and Chief Financial Officer

                                         GMAC COMMERCIAL MORTGAGE
                                         CORPORATION, a California corporation

                                         By: /s/ Laura Y. McDonald
                                             -----------------------------------
                                             Its: Senior Vice President

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